Exhibit 99.4
                Computational Materials and/or ABS Term Sheets



Deal Name:  CWABS 2005-09 Non-Conforming


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
Instructions: Please also provide info on conforming and non-conforming pool  (cells have already been formatted in column B, C, D,
E)

                      aggregate pool  group: ______      group: __2____
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      gross WAC                                          7.56%
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    wtd avg FICO                                          597
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     FICO < 600                                          50.71%
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    FICO 600-650                                         37.21%
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    wtd avg CLTV                                         80.35%
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      CLTV = 80                                          12.72%
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    CLTV > 80.01                                         43.41%
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   LTV 95.01 -100                                        2.64%
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    Full Doc (%)                                         65.42%
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   Stated Doc (%)                                        34.58%
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      purch (%)                                          47.21%
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     CO refi (%)                                         47.83%
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     Own Occ (%)                                         97.50%
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  Prepay Penalty (%)                                     75.51%
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       DTI (%)
       -------
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      ARM ? (%)                                          71.18%
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      2/28 (%)                                           29.19%
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      3/27 (%)                                           39.96%
      --------
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    1st Lien (%)                                        100.00%
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  Avg Loan Balance                                    $198,399.92
  ----------------
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     # of Loans                                           1742
     ----------
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  Loan Bal < $100k                                       10.16%
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   Mtg Rates > 12%                                       0.46%
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   Manuf Housing (%)                                     0.00%
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    largest state                                      California
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   silent 2nd (%)                                         30%
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    IO loans (%)                                          26%
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       5yr IO                                             15%
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       2 yr IO                                            39%
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      IO: FICO                                            607
      --------
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       IO LTV                                             78%
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       IO DTI
       ------
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     IO full doc                                          77%
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      IO: purch                                           66%
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